UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2007
INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of Principal Executive Offices) (Zip Code)
(781) 647-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	Resignation of a Director

On September 27, 2007, Alfred M. Zeien resigned from the Board of Directors of Inverness Medical Innovations, Inc. (the “Company”) for health reasons. Mr. Zeien’s resignation did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Zeien’s resignation creates vacancies on the Board’s compensation and nominating committees, as well as the Board itself. The Company’s nominating committee will consider candidates to fill these vacancies.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: October 1, 2007	By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel, Corporate & Finance